UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
April 29, 2015

FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)

The Cayman Islands	1-14706	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o Walkers Corporate Services Limited
Walker House, 87 Mary Street
George Town, Grand Cayman, KY1-9002
Cayman Islands
(Address of Registrant's Principal Executive Office)

(305) 520-8400
(Registrant’s telephone number including area code)

Please send copies of notices and communications from the Securities and Exchange Commission to:

c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

On April 29, 2015, the Annual General Meeting of Shareholders of Fresh Del Monte Produce Inc. (the “Company”) was held.  A total of 50,769,265 Ordinary Shares, or 97% of the Ordinary Shares issued and outstanding as of the March 10, 2015 record date, was represented in person or by proxy.  The proposals presented at the Annual General Meeting of Shareholders are described in detail in the Company’s Proxy Statement for the 2015 Annual General Meeting of Shareholders filed with the Securities and Exchange Commission on March 30, 2015.  All of the nominees for director described in that proxy statement were elected to serve until the Company’s 2018 Annual General Meeting of Shareholders. A cash dividend for the year ended December 26, 2014 was approved by the shareholders and declared by the Company's board of directors, and each of the other items considered at the 2015 Annual General Meeting was approved by the shareholders, pursuant to the voting results set forth below.

Proposal 1

To elect three directors to serve until the Company’s 2018 Annual General Meeting of Shareholders.

Directors	For	Against	Abstained	Broker Non-Votes
Mohammad Abu-Ghazaleh	45,892,967	934,391	2,990,840	951,067
Hani El-Naffy	45,610,926	1,216,433	2,990,839	951,067
John H. Dalton	42,688,681	4,139,094	2,990,423	951,067

Proposal 2

To approve and adopt the Company’s financial statements for the fiscal year ended December 26, 2014.

For	50,512,762
Against	72,022
Abstained	184,481

Proposal 3

To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm to the Company for the fiscal year ending January 1, 2016.

For	50,168,707
Against	578,349
Abstained	22,209

Proposal 4

To approve the Company’s dividend for the fiscal year ended December 26, 2014.

For	50,708,643
Against	8,007
Abstained	52,615

Proposal 5

To re-approve the Company's 2010 Annual Incentive Plan for Senior Executives.

For	49,402,269
Against	384,468
Abstained	31,461
Broker Non-Votes	951,067

Proposal 6

To re-approve the Company's Long-Term Incentive Plan.

For	49,347,836
Against	441,057
Abstained	29,305
Broker Non-Votes	951,067

Proposal 7

To approve, on an advisory, non-binding basis, the Company’s executive compensation.

For	47,858,974
Against	1,928,490
Abstained	30,734
Broker Non-Votes	951,067

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	April 30, 2015	By:	/s/ Richard Contreras
Richard Contreras
Senior Vice President & Chief Financial Officer